                                                                    EXHIBIT 99.8

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS, INC.            PETITION DATE:      07/16/01

                                                    CASE NUMBER:  01-37812-H4-11


MONTHLY OPERATING REPORT SUMMARY FOR MONTH: JULY   YEAR: 2002

                                              1/31/02     2/28/02
                 MONTH                        Revised
---------------------------------------------------------------------
REVENUES (MOR-6)                             $3,335,583   $3,227,039

INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $  639,912   $  573,082

NET INCOME (LOSS) (MOR-6)                    $  232,478   $  245,985

PAYMENTS TO INSIDERS (MOR-9)                 $       --   $       --

PAYMENTS TO PROFESSIONALS (MOR-9)            $       --   $       --

TOTAL DISBURSEMENTS (MOR-7)(1)               $6,098,766   $4,778,478

(1) Excludes intercompany transfers
  as follows:                                $1,160,015   $       --
                                          3/31/02        4/30/02       5/31/02     6/30/02    7/31/02
                 MONTH                    Revised        Revised
--------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                         $3,175,608    $3,332,627    $3,292,539  $3,272,103  $3,407,217

INCOME BEFORE INT. DEPREC./TAX (MOR-6)   $  561,378       692,530    $  685,631  $  803,792  $  455,418

NET INCOME (LOSS) (MOR-6)                $  236,593       365,040    $  359,532  $  477,690  $  129,456

PAYMENTS TO INSIDERS (MOR-9)             $       --            --    $       --  $       --  $       --

PAYMENTS TO PROFESSIONALS (MOR-9)        $       --            --    $       --  $       --  $       --

TOTAL DISBURSEMENTS (MOR-7)(1)           $4,967,073    $5,480,057    $5,781,161  $4,377,813  $4,965,224

(1) Excludes intercompany transfers
  as follows:                            $2,038,617    $  773,455    $       --  $1,801,682  $  737,250

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
   AS OF SIGNATURE DATE                                  EXP.
     See attachment 2                                    DATE
------------------------------
CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers

FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms?     NO

Are all post-petition liabilities, including taxes, being paid with terms?  YES

Have any pre-petition liabilities been paid? NO       If so, describe

-------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO


If so, describe
                ---------------------------------------------------------------
-------------------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current?     YES

What is the status of your Plan of Reorganization?

A proposed Plan of Reorganization was filed with the U.S. Bankruptcy Court on May 14, 2002.
-------------------------------------------------------------------------------


                    I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                    SIGNED /s/ PAUL VANDERHOVEN
                          ---------------------------------------------------
                                        (ORIGINAL SIGNATURE)

                    TITLE  VP Finance, CFO
                           --------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS, INC.        CASE NUMBER:  01-37812-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 14
                                                                         8/19/02
                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.

 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through  Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution                 London                                     chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.


                                                                    Page 4 of 14
                                                                         8/19/02


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
 13   Property Damage,          $500 million combined              FM Global,            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       Munich Re:, et. al.                        Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/03   Various
      Liability                                                    Co.

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/04    Various
      Depositor's Forgery       Agreement.  Ded. $25,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/03    Various
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


      ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED JULY 31, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $       1                $     808              $       -                 $     139
        Trade accounts receivable, net              -                   63,159                     65                     2,912
        Other Receivables                           -                      500                      -                     3,048
        Due from affiliates                     1,375                   25,754                 13,785                         -
        Inventories                                 -                   30,182                      -                     7,926
        Prepaid expenses                           33                    4,422                      -                        92
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,409                  124,825                 13,850                    14,117

Property, plant and equipment, net                  -                  117,553                  2,699                     5,835
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,332                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   33,798                      -                     1,185
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 219                  170,644                  1,298                     7,220
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   43,548                      -                    10,956
        Secured - Other                                                    410
        Unsecured debt                        186,538                  258,981                  1,110                    70,859
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                        -                      -                         -
Redeemable preferred stock                     27,297                  (15,794)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                 (212,503)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,088)                 (61,124)                 4,139                   (10,868)
        Pension adjustment                          -                   (3,398)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,720)                (511,963)                19,473                  (140,923)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,720)                (514,500)                19,473                  (140,923)

TOTAL LIABILITIES AND EQUITY                $  37,334                $ 372,411              $  21,881                 $  21,137
                                            ====================================================================================

                                         --------------------------------------------------------------------------------
                                          STERLING CHEMICALS     STERLING CANADA,      STERLING PULP       STERLING PULP
                                             INT'L, INC.               INC.          CHEMICALS US, INC.   CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11      01-37811-H4-11      01-37812-H4-11
                                         --------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                  $     170           $       -           $     212
        Trade accounts receivable, net             -                      2,372               1,076               4,678
        Other Receivables                          -                      4,406                   -                   -
        Due from affiliates                    3,467                     58,291                 676               8,733
        Inventories                                -                          -                 117               1,609
        Prepaid expenses                           -                          -                   -                   1
        Deferred income tax benefit                -                          -                   -                   -
                                           ----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           3,467                     65,239               1,869              15,233

Property, plant and equipment, net                 -                          -                   -              41,446
Deferred income taxes                              -                          -                   -                   -
Investments-Third Party                            -                          -                   -                   -
Investments in Subs                                -                    295,811               1,451                   -
Other assets                                   2,524                      2,208                   -                   -
                                            ---------------------------------------------------------------------------

TOTAL ASSETS                                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 86                     24,650                 799               1,542
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                     67,152                   -                   -
        Secured Debt Accrued Interest *          700                     12,857                   -                   -
        Secured - Other
        Unsecured debt                         1,123                    265,052                 170              62,343
        Other / Intercompany                       -                          -                   -
        Deferred income taxes                      -                          -                   -                   -

Common stock held by new ESOP                      -                          -                   -                   -
Less: Unearned compensation                        -                          -                   -                   -
Redeemable preferred stock                         -                          -                   -                   -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                         48                   -                   -
        Additional paid-in capital                 -                     83,348               4,020               1,451
        Retained earnings-Filing Date            779                    (90,594)               (877)              1,518
        Retained earnings-Post Filing Date      (349)                       745                (792)            (10,175)
        Pension adjustment                         -                          -                   -                   -
        Accumulated translation adj.               -                          -                   -                   -
        Deferred compensation                      -                          -                   -                   -
                                            ---------------------------------------------------------------------------
                                                 430                     (6,453)              2,351              (7,206)
        Treasury stock at cost                     -                          -                   -                   -
                                            ---------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       430                     (6,453)              2,351              (7,206)

TOTAL LIABILITIES AND EQUITY                $  5,991                  $ 363,258           $   3,320           $  56,679
                                            ===========================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,330
        Trade accounts receivable, net              -                 74,262
        Other Receivables                           -                  7,954
        Due from affiliates                  (112,357)                  (276)
        Inventories                                 -                 39,834
        Prepaid expenses                            -                  4,548
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                         (112,357)               127,652

Property, plant and equipment, net                  -                167,533
Deferred income taxes                               -                      -
Investments-Third Party                             -                  6,832
Investments in Subs                          (381,604)                45,453
Other assets                                       (1)                40,579
                                            --------------------------------

TOTAL ASSETS                                $(493,962)             $ 388,049
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (47,094)               159,364
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *       (11,656)                56,405
        Secured - Other                                                  410
        Unsecured debt                       (133,138)               713,038
        Other / Intercompany                 (201,020)                     -
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,180)              (546,055)
        Retained earnings-Filing Date               -               (232,350)
        Retained earnings-Post Filing Date          -                (79,512)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                      -
                                            --------------------------------
                                              (40,181)              (861,192)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,181)              (863,729)

TOTAL LIABILITIES AND EQUITY                $(493,962)            $  388,049
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES


                                      -------------------------------------------------------------------------------------------
                                          Jan-2002   Feb-2002   Mar-2002      Apr-2002     May-2002      Jun-2002     Jul-02
                                      -------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $   1,438     2,652     $   1,043   $    1,242   $   2,368      $    773    $     956
ROYALTY AND REVENUE PAYABLE                                                                                                 --
NOTES PAYABLE - INSURANCE                                                                                                   --
TAX PAYABLE:                                                                                                                --
    Federal Payroll Taxes                                                                                                   --
    State Payroll & Sales                                                                                                   --
    Ad Valorem Taxes                                                                                                        --
    Other Taxes                                155       100           120          113          27           166          192
TOTAL TAXES PAYABLE                      $     155   $   100     $     120    $     113   $      27      $    166    $     192
SECURED DEBT POST-PETITION                                                                                                  --
ACCRUED INTEREST PAYABLE                                                                                                    --
*ACCRUED PROFESSIONAL FEES:                                                                                                 --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs         360       321           374          354         422           442          394
  2.  Lease Operating Expenses/Capital                                                                                      --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $   1,953   $ 3,073     $   1,537    $   1,709   $   2,817      $  1,381    $   1,542
=================================================================================================================================

*Payment Requires Court Approval

MOR-4

CONSOLIDATED DEBTORS(1)
(000s)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH       JULY  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $159,364    $ 149,287    $      --   $       415   $     4,816   $       4,846
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 59,395    $ 59,395     $     --   $     --   $     --   $     --

        31-60           122         122           --         --         --         --

        61-90           859         859           --         --         --         --

        91 +         28,749      28,749           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 89,125    $ 89,125     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING JULY 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       31,375,535    $          212,365    $        1,861,900
TOTAL COST OF REVENUES                                         --            28,776,747               212,365             2,239,380
GROSS PROFIT                                   $               --    $        2,598,788    $               --    $         (377,480)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $           41,359    $          995,615    $               --    $          136,196
  Insiders Compensation                                        --                    --                    --                    --
  Professional Fees                                            --             1,574,317                    --                    --
  Other (Earnings in Joint Venture)                            --               433,509               (50,511)                   --

TOTAL OPERATING EXPENSE                        $           41,359    $        3,003,441    $          (50,511)   $          136,196
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $          (41,359)   $         (404,653)   $           50,511    $         (513,676)
INTEREST EXPENSE (includes amort of debt fees)                 --             2,545,388                    --               614,434
DEPRECIATION                                                   --             1,959,389                    --                47,662
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $               --    $        4,504,777    $               --    $          662,096
====================================================================================================================================
NET INCOME BEFORE TAXES                        $          (41,359)   $       (4,909,430)   $           50,511    $       (1,175,772)
INCOME TAXES                                                   --                    --                 2,385                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $          (41,359)   $       (4,909,430)   $           48,126    $       (1,175,772)
====================================================================================================================================



                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                              01-37809-H4-11         01-37810-H4-11       01-37811-H4-11
                                               -------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $          938,666   $          578,568
TOTAL COST OF REVENUES                                          --                75,015              695,045
GROSS PROFIT                                    $           83,333    $          863,651   $         (116,477)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           10,652    $          253,095   $          (96,072)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           10,652    $          253,095   $          (96,072)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           72,681    $          610,556   $          (20,405)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,534                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,329   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $           12,016    $          (35,773)  $          (20,405)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $           12,016    $          (35,773)  $          (20,405)
==============================================================================================================


                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,407,217   $         (83,333)    $      38,374,251
TOTAL COST OF REVENUES                                       2,326,294             (83,333)           34,241,513
GROSS PROFIT                                        $        1,080,923   $              --     $       4,132,738
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          625,505   $        (558,910)            1,407,440
  Insiders Compensation                                             --                  --                    --
  Professional Fees                                                 --                  --             1,574,317
  Other (Earnings in Joint Venture)                                 --                  --               382,998

TOTAL OPERATING EXPENSE                             $          625,505   $        (558,910)    $       3,364,755
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          455,418   $         558,910               767,983
INTEREST EXPENSE (includes amort of debt fees)                      --             558,910             3,916,931
DEPRECIATION                                                   325,962                  --             2,841,808
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          325,962   $         558,910     $       6,758,739
=================================================================================================================
NET INCOME BEFORE TAXES                             $          129,456   $              --     $      (5,990,756)
INCOME TAXES                                                        --                  --                 2,385
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          129,456   $              --     $      (5,993,141)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11


   =============================================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                              Jan-02       Feb-02      Mar-02
------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $  147,113   $   50,128 $    (45,869)
                                                            ----------   ---------- ------------
   RECEIPTS:
   2.  CASH SALES                                                        $       -- $
                                                                         ---------- ------------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     4,683,780    2,872,054    3,070,216
                                                            ----------   ---------- ------------
   4.  LOANS & ADVANCES (attach list)                                            --
                                                                         ---------- ------------
   5.  SALE OF ASSETS                                                            --
                                                                         ---------- ------------
   6.  OTHER (attach list)                                   2,478,016    1,810,427    3,894,062
                                                            ----------   ---------- ------------
   TOTAL RECEIPTS                                           $7,161,796   $4,682,481 $  6,964,278
                                                            ----------   ---------- ------------
   (Withdrawal)Contribution by Individual Debtor MFR-2*                         N/A
                                                                         ---------- ------------
   DISBURSEMENTS:

   7.  NET PAYROLL                                                       $       -- $         --
                                                                         ---------- ------------
   8.  PAYROLL TAXES PAID                                                        --           --
                                                                         ---------- ------------
   9.  SALES, USE & OTHER TAXES PAID                                            906          700
                                                                         ---------- ------------
   10. SECURED/RENTAL/LEASES                                       669          680    1,070,005
                                                            ----------   ---------- ------------
   11. UTILITIES                                               682,974    1,207,375           --
                                                            ----------   ---------- ------------
   12. INSURANCE                                                    --           --      269,741
                                                            ----------   ---------- ------------
   13. INVENTORY PURCHASES                                     289,263      245,145           46
                                                            ----------   ---------- ------------
   14. VEHICLE EXPENSES                                            142           --          126
                                                            ----------   ---------- ------------
   15. TRAVEL & ENTERTAINMENT                                    2,751        2,334      130,331
                                                            ----------   ---------- ------------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          94,732      106,723      198,980
                                                            ----------   ---------- ------------
   17. ADMINISTRATIVE & SELLING                                228,742      219,941
                                                            ----------   ---------- ------------
   18. OTHER (attach list)                                   5,959,508    2,995,373    5,335,761
                                                            ----------   ---------- ------------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $7,258,781   $4,778,478 $  7,005,690
                                                            ----------   ---------- ------------
   19. PROFESSIONAL FEES                                                 $       -- $         --
                                                                         ---------- ------------
   20. U.S. TRUSTEE FEES                                                         --           --
                                                                         ---------- ------------
   21. OTHER REORGANIZATION EXPENSES (attach list)                               --           --
                                                                         ---------- ------------
   TOTAL DISBURSEMENTS                                      $7,258,781   $4,778,478 $  7,005,690
                                                            ----------   ---------- ------------
   22. NET CASH FLOW                                        $  (96,985)  $  (95,997 $    (41,412)
                                                            ----------   ---------- ------------
   23. CASH - END OF MONTH (MOR-2)                          $   50,128   $  (45,869 $    (87,281)
                                                            ==========   ========== ============

   ========================================================================================================================
   CASH RECEIPTS AND                                                                                             FILING TO
   DISBURSEMENTS                                              Apr-02         May-02      Jun-02       Jul-02        DATE
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                              $   (87,281)  $    48,725  $  (79,248)  $  (72,403) $   308,953
                                                            -----------   -----------  ----------   ----------  -----------
   RECEIPTS:
   2.  CASH SALES                                           $        --   $        --  $       --   $       --  $        --
                                                            -----------   -----------  ----------   ----------  -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                      3,547,110     3,163,218   3,106,659    3,317,545   39,146,033
                                                            -----------   -----------  ----------   ----------  -----------
   4.  LOANS & ADVANCES (attach list)                                --            --          --           --          --
                                                            -----------   -----------  ----------   ----------  -----------
   5.  SALE OF ASSETS                                                --            --          --           --          --
                                                            -----------   -----------  ----------   ----------  -----------
   6.  OTHER (attach list)                                    2,842,408     2,489,971   3,079,681    2,669,707   36,285,188
                                                            -----------   -----------  ----------   ----------  -----------
   TOTAL RECEIPTS                                           $ 6,389,518   $ 5,653,189  $6,186,340   $5,987,252  $75,431,221
                                                            -----------   -----------  ----------   ----------  -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*             N/A           N/A         N/A          N/A         N/A
                                                            -----------   -----------  ----------   ----------  -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                          $        --   $        --  $       --   $       --  $        --
                                                            -----------   -----------  ----------   ----------  -----------
   8.  PAYROLL TAXES PAID                                            --            --          --           --           --
                                                            -----------   -----------  ----------   ----------  -----------
   9.  SALES, USE & OTHER TAXES PAID                                434            --          --          432        2,472
                                                            -----------   -----------  ----------   ----------  -----------
   10. SECURED/RENTAL/LEASES                                        552         6,432       2,857        4,535    1,101,498
                                                            -----------   -----------  ----------   ----------  -----------
   11. UTILITIES                                              1,202,470     1,773,292     643,683    1,088,733   13,429,752
                                                            -----------   -----------  ----------   ----------  -----------
   12. INSURANCE                                                     --            --          --           --      269,741
                                                            -----------   -----------  ----------   ----------  -----------
   13. INVENTORY PURCHASES                                      255,526       254,505     237,487      252,476    2,880,117
                                                            -----------   -----------  ----------   ----------  -----------
   14. VEHICLE EXPENSES                                              --            --          --           --          268
                                                            -----------   -----------  ----------   ----------  -----------
   15. TRAVEL & ENTERTAINMENT                                       265         6,628       8,209        7,464      174,246
                                                            -----------   -----------  ----------   ----------  -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                           92,812       163,351      93,590       93,014    1,335,593
                                                            -----------   -----------  ----------   ----------  -----------
   17. ADMINISTRATIVE & SELLING                                 209,070       220,698     188,815      279,602    2,402,361
                                                            -----------   -----------  ----------   ----------  -----------
   18. OTHER (attach list)                                    4,492,383     3,356,255   5,004,854    3,976,219   53,931,752
                                                            -----------   -----------  ----------   ----------  -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                      $ 6,253,512   $ 5,781,161  $6,179,495   $5,702,474  $75,527,799
                                                            -----------   -----------  ----------   ----------  -----------
   19. PROFESSIONAL FEES                                    $        --   $        --  $       --   $       --  $        --
                                                            -----------   -----------  ----------   ----------  -----------
   20. U.S. TRUSTEE FEES                                             --            --          --           --           --
                                                            -----------   -----------  ----------   ----------  -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                   --            --          --           --           --
                                                            -----------   -----------  ----------   ----------  -----------
   TOTAL DISBURSEMENTS                                      $ 6,253,512   $ 5,781,161  $6,179,495   $5,702,474  $75,527,799
                                                            -----------   -----------  ----------   ----------  -----------
   22. NET CASH FLOW                                        $   136,006   $  (127,973) $    6,845   $  284,778  $   (96,578)
                                                            -----------   -----------  ----------   ----------  -----------
   23. CASH - END OF MONTH (MOR-2)                          $    48,725   $   (79,248) $  (72,403)  $  212,375  $   212,375
                                                            ===========   ===========  ==========   ==========  ===========


MOR-7

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11


====================================================================================================================================
OTHER CASH RECEIPTS AND                         Jan-02     Feb-02        Mar-02      Apr-02      May-02       Jun-02       Jul-02
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                          $       --   $       --   $           $           $       --   $       --  $       --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      401(k) Plan Refund                               --           --                                   --           --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Cobra Insurance Payment                          --           --                                   --           --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Miscellaneous                                    --           --                                   73           --       2,225
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Emission Credits                                 --           --                                   --           --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Trade AR receipts of an
         affiliated co. SPC LTD                    36,733       43,427        9,445     265,953     147,898                    4,232
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Cash advance from Sterling Chemicals      1,318,000    1,767,000    1,846,000   1,788,000   2,342,000    3,079,681   1,802,148
      cash receipts re Inter company AR           927,448           --    2,038,617     788,455                              802,760
      Capital Contribution from SPCUS             195,835                                                                     58,342
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
TOTAL OTHER RECEIPTS                           $2,478,016   $1,810,427   $3,894,062  $2,842,408  $2,489,971   $3,079,681  $2,669,707
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                     $   45,835   $   73,428   $  150,489  $   45,333  $   13,337   $   63,454  $   97,351
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Interest Payment                                 --           --                                                --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Restricted Cash - Bond Funding                   --           --                                                --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Pre-petition checks voided in current
        period                                         --           --                                                --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                    36,733           --                                                --          --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      CIT revolver cash sweep                   4,753,659    2,921,945    3,146,655   3,673,595   3,342,918    3,139,718   3,141,618
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      Return of investment to SPCUS                    --           --                                   --
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
      cash disbursements re Inter company AP    1,123,282           --    2,038,617     773,455                1,801,682     737,250
                                               ----------   ----------   ----------  ----------  ----------   ----------  ----------
TOTAL OTHER DISBURSEMENTS                      $5,959,508   $2,995,373   $5,335,761  $4,492,383  $3,356,255   $5,004,854  $3,976,219
                                               ==========   ==========   ==========  ==========  ==========   ==========  ==========

=========================================================
OTHER CASH RECEIPTS AND                        FILING TO
DISBURSEMENTS:                                  DATE
---------------------------------------------------------

6.OTHER RECEIPTS:
      Interest Income                        $        --
                                             -----------
      401(k) Plan Refund                              --
                                             -----------
      Cobra Insurance Payment                         --
                                             -----------
      Miscellaneous                                2,298
                                             -----------
      Emission Credits                                --
                                             -----------
      Trade AR receipts of an
         affiliated co. SPC LTD                1,340,711
                                             -----------
      Cash advance from Sterling Chemicals    24,537,329
      cash receipts re Inter company AR

      Capital Contribution from SPCUS
                                             -----------
TOTAL OTHER RECEIPTS                         $25,880,338
                                             -----------
18.OTHER DISBURSEMENTS:

      Capital Expenditures                   $789,745.92
                                             -----------
      Interest Payment                                --
                                             -----------
      Restricted Cash - Bond Funding                  --
                                             -----------
      Pre-petition checks voided in current
        period                                        --
                                             -----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                  632,768
                                             -----------
      CIT revolver cash sweep                         --
                                             -----------
      Return of investment to SPCUS            1,591,847
                                             -----------
      cash disbursements re Inter company AP
                                             -----------
TOTAL OTHER DISBURSEMENTS                    $ 3,014,361
                                             ===========


          MOR-7 ATTACHMENT

CASE NAME: STERLING PULP CHEMICALS, INC.             CASE NUMBER: 01-37812-H4-11

                               MONTH OF JULY 2002

   ========================================================================================================================
                                                BANK ONE      CHASE MANHATTEN   CHASE MANHATTEN    FIRST STATE BANK
   CASH RECEIPTS AND                            5589665        001-00546119       001-03317146      011-077-220-1
   DISBURSEMENTS                                LOCK BOX          GENERAL           CHECKING          CHECKING
   ------------------------------------------------------------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                $     75,607    $           100   $      (161,812)  $         13,703   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   RECEIPTS:
   2.  CASH SALES                             $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE         2,846,602            470,944                                            --
                                              ------------    ---------------   ---------------   ----------------   ------
   4.  LOANS & ADVANCES (attach list)                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   5.  SALE OF ASSETS                                   --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   6.  OTHER (attach list)                           6,257                 --         2,638,250             25,200       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL RECEIPTS                             $  2,852,858    $       470,944   $     2,638,250   $         25,200   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   (Withdrawal)Contribution by Individual
      Debtor MFR-2*                                    N/A                N/A               N/A                N/A      N/A
                                              ------------    ---------------   ---------------   ----------------   ------
   DISBURSEMENTS:

   7.  NET PAYROLL                            $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   8.  PAYROLL TAXES PAID                                                                                                --
                                              ------------    ---------------   ---------------   ----------------   ------
   9.  SALES, USE & OTHER TAXES PAID                                                                           432       --
                                              ------------    ---------------   ---------------   ----------------   ------
   10. SECURED/RENTAL/LEASES                                                              4,535                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   11. UTILITIES                                                                      1,088,733                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   12. INSURANCE                                                                             --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   13. INVENTORY PURCHASES                                                              252,476                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   14. VEHICLE EXPENSES                                                                      --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   15. TRAVEL & ENTERTAINMENT                                                             7,464                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   16. REPAIRS, MAINTENANCE & SUPPLIES                                                   91,964              1,050       --
                                              ------------    ---------------   ---------------   ----------------   ------
   17. ADMINISTRATIVE & SELLING                                                         278,454              1,148       --
                                              ------------    ---------------   ---------------   ----------------   ------
   18. OTHER (attach list)                       2,670,674            470,944           834,601                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS FROM OPERATIONS        $  2,670,674    $       470,944   $     2,558,227   $          2,630   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   19. PROFESSIONAL FEES                      $         --    $            --   $            --   $             --   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   20. U.S. TRUSTEE FEES                                --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   21. OTHER REORGANIZATION EXPENSES
       (attach list)                                    --                 --                --                 --       --
                                              ------------    ---------------   ---------------   ----------------   ------
   TOTAL DISBURSEMENTS                        $  2,670,674    $       470,944   $     2,558,227   $          2,630   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   22. NET CASH FLOW                          $    182,184    $            --   $        80,023   $         22,570   $   --
                                              ------------    ---------------   ---------------   ----------------   ------
   23. CASH - END OF MONTH (MOR-2)            $    257,791    $           100   $       (81,789)  $         36,273   $   --
                                              ============    ===============   ===============   ================   ======

   ===================================================================
   CASH RECEIPTS AND
   DISBURSEMENTS                                             TOTAL
   -------------------------------------------------------------------
   1.  CASH-BEGINNING OF MONTH                             $   (72,402)
                                                           -----------
   RECEIPTS:
   2.  CASH SALES                                          $        --
                                                           -----------
   3.  COLLECTION OF ACCOUNTS RECEIVABLE                     3,317,545
                                                           -----------
   4.  LOANS & ADVANCES (attach list)                               --
                                                           -----------
   5.  SALE OF ASSETS                                               --
                                                           -----------
   6.  OTHER (attach list)                                   2,669,707
                                                           -----------
   TOTAL RECEIPTS                                          $ 5,987,252
                                                           -----------
   (Withdrawal)Contribution by Individual Debtor MFR-2*            N/A
                                                           -----------
   DISBURSEMENTS:

   7.  NET PAYROLL                                         $        --
                                                           -----------
   8.  PAYROLL TAXES PAID                                           --
                                                           -----------
   9.  SALES, USE & OTHER TAXES PAID                               432
                                                           -----------
   10. SECURED/RENTAL/LEASES                                     4,535
                                                           -----------
   11. UTILITIES                                             1,088,733
                                                           -----------
   12. INSURANCE                                                    --
                                                           -----------
   13. INVENTORY PURCHASES                                     252,476
                                                           -----------
   14. VEHICLE EXPENSES                                             --
                                                           -----------
   15. TRAVEL & ENTERTAINMENT                                    7,464
                                                           -----------
   16. REPAIRS, MAINTENANCE & SUPPLIES                          93,014
                                                           -----------
   17. ADMINISTRATIVE & SELLING                                279,602
                                                           -----------
   18. OTHER (attach list)                                   3,976,219
                                                           -----------
   TOTAL DISBURSEMENTS FROM OPERATIONS                     $ 5,702,475
                                                           -----------
   19. PROFESSIONAL FEES                                   $        --
                                                           -----------
   20. U.S. TRUSTEE FEES                                            --
                                                           -----------
   21. OTHER REORGANIZATION EXPENSES (attach list)                  --
                                                           -----------
   TOTAL DISBURSEMENTS                                     $ 5,702,475
                                                           -----------
   22. NET CASH FLOW                                       $   284,777
                                                           -----------
   23. CASH - END OF MONTH (MOR-2)                         $   212,375
                                                           ===========


MOR-7                                      *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS, INC.           CASE NUMBER:  01-37812-H4-11

                               MONTH OF JULY 2002

=============================================================================================================================
                                                                        Chase          Chase        First State
                                                        Bank One      Manhattan      Manhattan         Bank
OTHER CASH RECEIPTS AND                                 5589665      001-00546119   001-03317146   011-077-220-1
DISBURSEMENTS:                                          Lock Box       General        Checking        Checking       Total
-----------------------------------------------------------------------------------------------------------------------------

6. OTHER RECEIPTS:
      Interest Income                                  $       --     $       --     $       --     $              $       --
                                                       ----------     ----------     ----------     ----------     ----------
      401(k) Plan Refund                                                                                                   --
                                                       ----------     ----------     ----------     ----------     ----------
      Cobra Insurance Payment                                                                                              --
                                                       ----------     ----------     ----------     ----------     ----------
      Miscellaneous                                         2,025                                          200          2,225
                                                       ----------     ----------     ----------     ----------     ----------
      Transfer Between Accounts                                                         (25,000)        25,000             --
                                                       ----------     ----------     ----------     ----------     ----------

      Cash advance from Sterling Chemicals                                    --      1,802,148             --      1,802,148

      Funds belonging to Sterling Pulp
        Chemicals Ltd.                                      4,232             --             --             --          4,232

      rec'd in error and to be returned in
        Sept 01.                                                                                                           --

      cash receipts re Inter company AR                                                 802,760             --        802,760
                                                       ----------     ----------     ----------     ----------     ----------

      Return of investment from SPCUS                                                    58,342                        58,342

TOTAL OTHER RECEIPTS                                   $    6,257     $       --     $2,638,250     $   25,200     $2,669,707
                                                       ----------     ----------     ----------     ----------     ----------
18. OTHER DISBURSEMENTS:

      Transfer Between Accounts                                                              --                            --

      Capital Expenditures                             $              $              $   97,351     $       --     $   97,351
                                                       ----------     ----------     ----------     ----------     ----------
      Trade AR receipts of an affiliated co.
        SPC LTD                                                                              --                            --
                                                       ----------     ----------     ----------     ----------     ----------
      Pre-petition checks voided in current
        period                                                                                                             --
                                                       ----------     ----------     ----------     ----------     ----------
      Advance to Parent company -
        Sterling Chemicals                                                                                  --             --
                                                       ----------     ----------     ----------     ----------     ----------

      cash disbursements re Inter company AP                                            737,250                       737,250
                                                       ----------     ----------     ----------     ----------     ----------
      CIT revolver cash sweep                           2,670,674        470,944                                    3,141,618
                                                       ----------     ----------     ----------     ----------     ----------
      Return of investment to SPCUS                                                                                        --
                                                       ----------     ----------     ----------     ----------     ----------
TOTAL OTHER DISBURSEMENTS                              $2,670,674     $  470,944     $  834,601     $       --     $3,976,219
                                                       ==========     ==========     ==========     ==========     ==========

          MOR-7 ATTACHMENT

CASE NAME:    STERLING PULP CHEMICALS INC.           CASE NUMBER: 01-37812-H3-11



                           CASH ACCOUNT RECONCILIATION

                       MONTH OF             JULY 2002
                                ---------------------------------

BANK NAME                    Bank One    Chase Manhattan  Chase Manhattan             First State Bank
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER                5589665     001-00546119     001-03317146  Consolidated   011-077-220-1
----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                 Lock Box       General         Checking                      Checking                        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $   257,791  $       100    $     4,880    $   262,771       $ 36,836                    $   299,608
----------------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                            1,764    $     1,764                                         1,764
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                          (88,433)       (88,433)          (563)                       (88,996)
----------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE       $   257,791  $       100    $   (81,789)   $   176,102       $ 36,273     $ -     $ -    $   212,375
----------------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOKS  $    75,607  $       100    $  (161,812)   $   (86,105)      $ 13,703                        (72,402)
----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                      2,852,858      470,944      2,663,250      5,987,052            200                      5,987,252
----------------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                  (25,000)       (25,000)        25,000
----------------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                      -
----------------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                                     -
----------------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS   (2,670,674)    (470,944)    (2,558,227)    (5,699,845)        (2,630)                    (5,702,475)
----------------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS     $   257,791  $       100    $   (81,789)   $   176,102       $ 36,273     $ -     $ -    $  (212,375)
==================================================================================================================================



               MOR-8

CASE NAME:  STERLING PULP CHEMICALS, INC.      CASE NUMBER:   01-37812-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

=============================================================================================================================
                                         Jan-2002   Feb-2002  Mar-2002  Apr-2002  May-2002   Jun-2002  Jul-2002   FILING TO
INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                DATE
1.                                         $--        $--        $--      $--        $--        $--       $--          $--
                                           ---        ---        ---      ---        ---        ---       ---          ---
2.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
3.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
4.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
5.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
6.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
7.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
8.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
9.                                          --         --         --       --         --         --        --           --
                                           ---        ---        ---      ---        ---        ---       ---          ---
TOTAL INSIDERS (MOR-1)                     $--        $--        $--      $--        $--        $--       $--          $--
                                           ===        ===        ===      ===        ===        ===       ===          ===

=============================================================================================================================
                              Jan-2002    Feb-2002    Mar-2002     Apr-2002      May-2002   Jun-2002   Jul-2002     FILING TO
        PROFESSIONALS                                                                                                 DATE
        NAME/ORDER DATE
1.                              $--         $--           $--        $--          $--          $--       $--         $--
                                ---         ---           ---        ---          ---          ---       ---         ---
2.                               --          --            --         --           --           --        --          --
                                ---         ---           ---        ---          ---          ---       ---         ---
3.                               --          --            --         --           --           --        --          --
                                ---         ---           ---        ---          ---          ---       ---         ---
4.                               --          --            --         --           --           --        --          --
                                ---         ---           ---        ---          ---          ---       ---         ---
5.                               --          --            --         --           --           --        --          --
                                ---         ---           ---        ---          ---          ---       ---         ---
6.                               --          --            --         --           --           --        --          --
                                ---         ---           ---        ---          ---          ---       ---         ---
TOTAL PROFESSIONALS (MOR-1)     $--         $--           $--        $--          $--          $--       $--         $--
                                ===         ===           ===        ===          ===          ===       ===         ===


(1)  REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.


        MOR-9